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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



               Date of report (Date of earliest event reported):
                                 June 13, 2001



                               INGRAM MICRO INC.
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                      1-12203                     62-1644402
(State of incorporation       (Commission File Number)        (I.R.S. Employer
    or organization)                                         Identification No.)

                            1600 E. St. Andrew Place
                            Santa Ana, CA 92799-5125
   (Address, including zip code of Registrant's principal executive offices)

       Registrant's telephone number, including area code: (714) 566-1000

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Item 7.  Financial Statements and Exhibits

Exhibit No.  Description

       99.1  Press Release dated June 13, 2001


Item 9.  Regulation FD Disclosure

     On June 13, 2001, Ingram Micro Inc. (the "Registrant") issued a press release announcing an adjustment in its outlook for the second quarter of 2001. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INGRAM MICRO INC.


                                           By: /s/ Michael J. Grainger
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                                              Name:  Michael J. Grainger
                                              Title: President, Chief Operating
                                                     Officer and Chief Financial
                                                     Officer

Date: June 13, 2001